J.P. Morgan Aviation and Transportation Conference Kathryn Mikells, Chief Financial Officer New York, NY March 9, 2010 Exhibit 99.1

p. 2
Safe Harbor Statement And
Non-GAAP Reconciliation
Safe Harbor Statement And
Non-GAAP Reconciliation
presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,”
“outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our amended credit facility and other financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement program; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact the economic recession has on customer travel patterns; the increasing reliance on enhanced video-conferencing and other technology as a means of conducting virtual meetings; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aviation fuel and refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aviation fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by our respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation; competitive pressures on pricing and on demand; capacity decisions of United and/or our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements); labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and
other risks and uncertainties, including those set forth under the caption “Risk Factors” in Item 1A. of the 2009 Annual Report, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission
(“SEC”).  Consequently, forward-looking statements should not be regarded as representations or warranties by UAL or United that such matters will be realized.
Information regarding reconciliation of certain non-GAAP financial measures contained in this presentation is available on the
Company's web site at www.united.com/ir
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements included in this

p. 3 On The Path To Reach Our Full Potential On The Path To Reach Our Full Potential Focused On Achieving Margin Leadership Focused On Achieving Margin Leadership

p. 4
Jan-
10
10%
-6%
Nov-
09
-12%
-20%
Sep-
09
-25%
-29%
Jul-
09
-32%
-41%
May-
09
-42%
-43%
Mar-
09
-36%
-35%
Jan-
09
-33%
13%
25%
28%
15%
-1%
-5%
-18%
-23%
-23%
-32%
-35%
-39%
-36%
-38%
-38%
Jan-
10
Nov-
09
Sep-
09
Jul-
09
May-
09
Mar-
09
Jan-
09
Our Revenue Recovery Is Outpacing
The Industry
Feb ’10
18.0%*
Jan ’10
10.5%*
3.5%
Dec ’09
1.5%
-0.2%
Nov ’09
-4.4%
-2.7%
Oct ’ 09
-11.3%
-9.7%
Sep ’09
-14.2%
-14.7%
United PRASM YOY Change
ATA Industry PRASM YOY Change
PRASM Change – United and Industry
7pts higher than
ATA industry
average
*Mid-point of disclosed range
United’s International
Premium Cabin Bookings YOY
United’s Corporate
Customer Revenue YOY
Source: United ticketing data.

p. 5
Reduced Premium Seats
–
New international
premium cabins contain
20% fewer premium
seats
–
Reconfiguration of 767s
and 747s to new
premium cabins
completed in 2009
–
Began converting 777s
last month
Maintained Network
–
Maintained network
breadth
–
Serving approximately
20 more destinations
than 2006
–
Right-sized markets by
removing mainline
aircraft and replacing
with regional jets
–
Aggressive inventory
management
–
Grounded 6 747’s
–
Down-gauged flights to
areas like London and
China
–
Unit revenue now
improving faster in these
markets
–
Redeployed aircraft to
new markets such as
Dubai, Zurich, and
Moscow
Strategic Capacity
Reductions
We Made The Right Decisions
During The Downturn
We Made The Right Decisions
During The Downturn

p. 6
We Are Achieving Positive
Results From Our Actions
We Are Achieving Positive
Results From Our Actions
Latin
America
1.7 pts
Atlantic
3.3 pts
Pacific
4.3 pts
United 4Q 2009 YOY PRASM
B/(W) Than ATA Industry
We Took More Aggressive Capacity Actions Internationally
Than Other Carriers
We Took More Aggressive Capacity Actions Internationally
Than Other Carriers
8.8%
-3.0%
-4.7%
-7.4%
-8.7%
2009 International
Capacity Changes

STAR ALLIANCE™

The airline network for Earth.

UAL CORPORATION

Maximizing Our Alliance Opportunities
Is Critical
Maximizing Our Alliance Opportunities
Is Critical
• Addition of Continental to the
Star Alliance in October 2009
• Expanding Joint Venture
Structures in the Atlantic and
Pacific*
• Critical to Attracting Corporate
Contracts
• Addition of Continental to the
Star Alliance in October 2009
• Expanding Joint Venture
Structures in the Atlantic and
Pacific*
• Critical to Attracting Corporate
Contracts
Global Capacity Share By Alliance
With Continental In Star
16% 16%
27%
p. 7
* Subject to regulatory approval

SkyWest Airlines

ExpressJet

UAL CORPORATION

#1 ON TIME UNITED

Increasing Network
Breadth
–
First-ever service to Africa
(Accra, Ghana and Lagos,
Nigeria)
–
Extending existing daily
Washington-Kuwait flight
to include Bahrain
–
New non-stop flights from
Chicago to Brussels and
Rome
–
Applied for service to
Haneda Airport in Tokyo
Improving United
Express Partnerships
–
Extended our long-term
partnership with Skywest
and ASA with addition of 14
aircraft
–
Added a quality regional
partner in ExpressJet
–
Reduced exposure to Mesa
which is currently in
bankruptcy restructuring
–
Added Continental and Air
Canada to existing trans-
Atlantic joint venture
–
Applied to DOT for trans-
Pacific joint venture with
Continental and ANA
–
Added Brussels Airlines to
Star Alliance
–
Started joint venture with
Aer Lingus on Washington
to Madrid Route
Expanding International
Joint Ventures
Our Network Improvements
Are Continuing
Our Network Improvements
Are Continuing
p. 8

p. 9
$7.75
2009
+39.1%
2008
+22.2%
2007
$10.78
$13.17
Ancillary Revenue Per Passenger ($)
We Have Been A Leader In Creating New
Revenue Streams
We Have Been A Leader In Creating New
Revenue Streams
- We Generate $13 Per Passenger – The Highest of Any US Airline -
•
First to introduce second bag fee
•
Unbundling is Here to Stay
– First & Second Bag Fees
– Buy on Board Food
•
Providing Customers With Choice
Presents a Growing Opportunity
– First and Business Class Upsell
– Economy Plus Upsell
– Premier Line Access
– Red Carpet Club Day Passes
– Premier For A Day
•
First to introduce second bag fee
•
Unbundling is Here to Stay
– First & Second Bag Fees
– Buy on Board Food
•
Providing Customers With Choice
Presents a Growing Opportunity
– First and Business Class Upsell
– Economy Plus Upsell
– Premier Line Access
– Red Carpet Club Day Passes
– Premier For A Day

ONE WAY

Mileage Plus®

UNITED

UAL CORPORATION

#1 ON TIME UNITED

Building The Industry’s Best Loyalty Program
Building The Industry’s Best Loyalty Program
Hotel & Car Awards for All
Members
Unlimited Domestic
Upgrades for Elite Members
Miles & Money Awards
One-Way Awards
•
Improves the value proposition
for our customers
•
Enhances our capture of
premium revenue flyers
•
Makes the program more
attractive to retailers and
partners
A Strong Loyalty Program Is
Good For Business
Recent Improvements In The
Mileage Plus Program
p. 10

p. 11
We Are Narrowing The Cost Gap To The
Industry Leader
We Are Narrowing The Cost Gap To The
Industry Leader
1st
5th
2nd
4th
8.5% Better
1.9% Worse
2.4% Better
9.5% Worse
3rd
Full Year 2007 Mainline CASM Ex Fuel
Full Year 2007 Mainline CASM Ex Fuel
Rank
Rank
vs. United
vs. United
1st
5th
2nd
4th
7.3%   Better
9.3%   Worse
1.3%   Worse
11.0% Worse
3rd
Rank
Rank
vs. United
vs. United
Full Year 2010 Mainline CASM Ex Fuel
Full Year 2010 Mainline CASM Ex Fuel
NOTE:  DAL’s CASM  excludes third party business expense; All numbers exclude specials and are adjusted for stage-length and seat density
Non-Fuel Unit Costs Up Less Than 1% From 2007 - 2009
Non-Fuel Unit Costs Up Less Than 1% From 2007 - 2009

p. 12
Improved Asset
Efficiency And Utilization
–
Retirement of older aircraft
(737s)
–
Improved real estate
utilization
–
Improved spare parts
inventory management
–
Streamlined maintenance
cycle timing
Increased Overhead
Efficiency And Productivity
–
Streamlined processes and
reduced complexity to drive
productivity improvements
–
Nearly 25% reduction in
management overhead
since 2008
–
Front line productivity
improved 2% from 2007 to
2009 despite 11% lower
capacity
–
Crew hotels
–
Catering
–
Commission rates
–
Regional Carrier
Contracts
–
Navigation Charges
–
Global Distribution
Systems (GDS) rates
Aggressively Reduced
Outside Service Costs
By Reducing Costs Across The Company
By Reducing Costs Across The Company

p. 13
And Removing Waste Through Operational
Improvements
And Removing Waste Through Operational
Improvements
•
Reduces crew reserve costs
•
Allows more effective utilization of
resources such as aircraft and
gates
•
Minimizes re-accommodation costs
•
Frontline Employees Each Earned
$800 Incentive Bonus in 2009
•
Reduces crew reserve costs
•
Allows more effective utilization of
resources such as aircraft and
gates
•
Minimizes re-accommodation costs
•
Frontline Employees Each Earned
$800 Incentive Bonus in 2009
United Rises to First in On-Time
Arrivals in 2009 Among the U.S. Five
Largest Global Carriers*
*According to recently published arrival data in the U.S. Department of Transportation Air Travel
Consumer Report, United ranked highest in on-time performance for domestic scheduled flights as measured by the U.S. DOT (flights arriving within 14 minutes of scheduled arrival time)
between 1/1/09-12/31/09, when compared to the largest U.S. global carriers based on available seat miles, enplaned passengers or passenger revenue, which includes Delta (including its
Northwest subsidiary), American, Continental and US Airways.

p. 14
Our Liquidity Is Among The Strongest
In The Industry
Our Liquidity Is Among The Strongest
In The Industry
•
More than $3.0 billion in
unrestricted cash at end of
2009
•
Additional $950 million raised
in early 2010
– Approximately $250 million in
January 2010 from EETC
transactions
– Net proceeds coming in
April 2010 from $700 million
senior secured notes and
senior second lien notes
•
More than $3.0 billion in
unrestricted cash at end of
2009
•
Additional $950 million raised
in early 2010
– Approximately $250 million in
January 2010 from EETC
transactions
– Net proceeds coming in
April 2010 from $700 million
senior secured notes and
senior second lien notes
14.4%
19.1%
22.1%
24.4%
18.6%
22.7%
24.1%
Liquidity Balance As a Percentage of
Revenue – Year End 2009
Announced Transactions
*Announced Transactions include UAUA Secured Notes
transaction (announced in Jan 2010) and EETC proceeds
and CAL 2009-2 EETC

p. 15
We Have Successfully Reduced
Our Fixed Obligations
We Have Successfully Reduced
Our Fixed Obligations
Capital Leases
Debt
Restructured
2010
$717
Prior 2010
$1,166
$449
Reduction
United 2010 Debt and Capital
Lease Principal Payments
(In Millions)
Principal Payments Reduced By More Than $700 Million Over The
Two-Year Period 2010-2011
Principal Payments Reduced By More Than $700 Million Over The
Two-Year Period 2010-2011
$979
$1,108
LCC
$511
$717
$1,792
2010 Debt and Capital
Lease Principal Payments
(In Millions)
$180 $180
$537
$986

p. 16
75%
20%
47%
30%
50%
11%
24%
35%
51%
1Q 2010
FY 2010
Sources: Company press releases and earnings calls
Southwest did not disclose Q1 hedge coverage; coverage to 20% at WTI prices between $100/bbl and $120/bbl and coverage to 40% at WTI prices above $120/bbl
Continental and Southwest crude equivalent numbers estimated based on their hedging disclosures
Systematic Hedging Program Has Resulted In
A Strong Hedge Book Relative To Peers
Systematic Hedging Program Has Resulted In
A Strong Hedge Book Relative To Peers
•
We continue to maintain a
strong hedge book with
conservative instruments
– 75% Coverage for Q1 2010
– Roughly 50% calls and 50%
swaps
•
80% full year 2010 downside
participation if fuel prices fall
significantly
•
We continue to maintain a
strong hedge book with
conservative instruments
– 75% Coverage for Q1 2010
– Roughly 50% calls and 50%
swaps
•
80% full year 2010 downside
participation if fuel prices fall
significantly
Fuel Hedge Coverage (%)
Crude Cap
1Q 10
FY 10
$75           $72           $97           $79            N/A $86
$77           N/A           $93           $88            N/A $94

p. 17
We Will Use Future Operating Cash Flow
To Improve Balance Sheet
We Will Use Future Operating Cash Flow
To Improve Balance Sheet
$7.9 B
Year End 2009
$10.0 B
-21.0%
Net Debt Balance* •
United’s debt levels have been
managed prudently through
the business cycle
•
Aircraft debt structured to
allow fleet and financing
flexibility
•
Future operating cash-flow
will enable de-levering
•
United’s debt levels have been
managed prudently through
the business cycle
•
Aircraft debt structured to
allow fleet and financing
flexibility
•
Future operating cash-flow
will enable de-levering
* Includes operating leases at 7X rent
February 2006

p. 18
Next-Generation Aircraft
Order
–
Smart aircraft purchase at
the bottom of the cycle
–
Negotiated significant
flexibility
–
Limited near term cash
payments - approximately
$60 Million over next 3 years
–
Significant improvements in
range, fuel burn and
maintenance costs
Other Customer Facing
Investments
–
Leather seating in domestic
first class
–
New uniforms for our
employees
–
Increased employee training
–
New and remodeled Red
Carpet Clubs at O’Hare
–
Fully lie-flat first and
business class seats
–
Large screen on-demand
audio and video
–
Improved dining menu
Industry Leading First And
Business Class
Running A Better Company Has Allowed Us
To Make Smart Investments In Our Future
Running A Better Company Has Allowed Us
To Make Smart Investments In Our Future

p. 19
On The Path To Achieve Our Full Potential
On The Path To Achieve Our Full Potential
•
Our goal is margin leadership
– Recent revenue improvements
outpacing the industry
– Narrowing unit cost gap to industry
leader
•
Cash and risk management
ensuring financial stability
•
Making smart, strategic
investments in our future
•
Our goal is margin leadership
– Recent revenue improvements
outpacing the industry
– Narrowing unit cost gap to industry
leader
•
Cash and risk management
ensuring financial stability
•
Making smart, strategic
investments in our future
We Are Well Positioned To Take Full Advantage Of The
Economic Recovery

Non-GAAP Reconciliations

p. 21
GAAP To Non-GAAP Reconciliation
GAAP To Non-GAAP Reconciliation
Operating Expense per ASM - CASM (cents) Twelve Months Ending
December 31, December 31, December 31,
2009 Actual 2008 Actual 2007 Actual
Mainline operating expense
11.05 15.74 11.39
Special items & other exclusions
(0.33) (2.07) 0.03
Mainline operating expense excluding special items
10.72 13.67 11.42
Plus: Net non-cash mark-to-market hedge impact
0.48 (0.42) 0.01
Mainline operating expense excluding net non-cash mark-to-
market hedge impact and special items
11.20 13.25 11.43
Less: fuel expense  (excluding net non-cash mark-to-market
fuel hedge impact)
(3.25) (5.27) (3.53)
Mainline operating expense excluding fuel and special items
7.95 7.99 7.90
Year over Year % Change (0.5%) 1.1%
2009 vs. 2007 % Change
0.6%